UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 5, 2009
Date of Report

February 2, 2009
(Date of Earliest Event Reported)

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.
(Exact name of Registrant as Specified in its Charter)

339 N Highway 101
Solana Beach, CA 92075
(Address of Principal Executive Offices)

Tel: (888) 786-2134
(Registrant's Telephone Number)

Nevada	333-129664	98-0470356
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)           On February 2, 2009, Gregory Leigh Lyons resigned as President, Secretary, Treasurer and Director of The Custom Restaurant and Hospitality Group, Inc. (the “Company”).

(c)           On February 2, 2009, the Board of Directors of the Company appointed Robert L. Jennings as President, Secretary and Treasurer.  Mr. Jennings has over 20 years of experience in the restaurant and investment industries.  He is currently the Chief Executive Officer and President of Harry’s Pacific Grill overseeing the company’s strategic expansion and site evaluation for new locations in new markets. In his 4 years with Harry’s, he has developed the company from just a concept to a multi-million dollar company.  After working in almost every facet of the food service industry including many managerial capacities, Mr. Jennings later transitioned into the investment industry obtaining his Series 4, 7, 24 and 63 securities licenses and becoming a principal of Westmoore Securities, Inc. His tenure in the investment industry started with Royal Energy, where he represented the company’s various limited partnership funds.  His experience includes trading millions of dollars in the stock and options markets, as well as teaching options seminars. Mr. Jennings career highlights include founding Mission Capital Investment Group, being recruited to run C.K. Cooper’s institutional sales department following their merger with Mission Capital and co-founding Westmoore Management and Westmoore Trading Company. During his tenure overseeing the Trading Company he specialized in executing transactions for money managers, institutions, and various hedge funds. Mr. Jennings has devoted his attention towards the branding and development of Westmoore Realty capitalizing on his experiences managing residential and commercial properties.  He has been a director of LED Power Group, Inc. since 2009 and a manager or director of various Westmoore entities.  Mr. Jennings also has a military background with the U.S. Marine Corps in the infantry.

Mr. Jennings has not previously held any positions with the Company and there have been no related party transactions between Mr. Jennings and the Company.  Mr. Jennings has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.

By:	/s/ Robert L. Jennings
Robert L. Jennings, President

Dated:  February 5, 2009